2005 Analyst
Conference
©
A
A Strong Hand
For The Future
Kevin Madden
Paula Reynolds

2005 Analyst
Conference
2
    Infrastructure
•
Delays in infrastructure
development
•
LNG permitting process
exhaustive
•
States have favored short-term
capacity contracts
Regulation
•
Natural gas competitiveness
•
Synergies from
mergers/acquisitions
•
Cost of service regulation
•
Service quality issues for
customers
Economic Worries
•
Imbalance of supply and demand
for natural gas equals higher
price
•
Viability of LDCs & munis
Diversity of Supply
•
Gulf Coast dependence
•
Lack of access to additional
supply in the Rockies, Alaska and
offshore reserves
•
LNG imports
National and State
Issues Facing LDCs

2005 Analyst
Conference
3
Economic Worries
•
Energy conservation programs
•
Asset management sharing
mechanisms
•
Mergers and acquisitions to
improve financial market
condition
        Innovative Regulation
•
Use of technology and
standardization to contain costs
•
M&A
•
New regulatory mechanisms
(PBRs, WNA)
•
Bad debt recovery and gas cost
mechanisms
•
Performance standards
Infrastructure
•
Realignment of pipeline portfolio
•
East coast and Elba site
possibilities
•
Approved/proposed pipeline
replacement programs
•
Solutions apart from traditional
capacity route
Diversity of Supply
•
Federal and state supply diversity
legislation
•
Storage infrastructure and
alternative supply sourcing
•
Long-term capacity supply
planning
AGL Resources’
Solutions

2005 Analyst
Conference
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